Exhibit 99.1

Lanvin Group Debuts on NYSE under Ticker “LANV”

December 15, 2022 – Lanvin Group (the “Group”), a global luxury fashion group, and Primavera Capital Acquisition Corporation (NYSE: PV) (“PCAC”), today announced the completion of their business combination and the listing of the shares and warrants of Lanvin Group Holdings Limited (“LGHL”) under the new ticker symbols “LANV” and “LANVW.” The proceeds of the transaction will be used to accelerate the organic growth of the Group’s brand portfolio and to fund strategic acquisitions that enrich its luxury fashion portfolio.

Ms. Joann Cheng, Chairman and CEO of Lanvin Group, said: “Listing on the NYSE today marks an important milestone in our strategy to build a portfolio of iconic luxury fashion brands. The Group’s rapidly improving performance in recent years has demonstrated the strength of our global platform and the success of our innovative growth strategy.

“Notwithstanding the market environment, we are particularly pleased by the strength of support and the validation of our strategy we have received from numerous new strategic investors since the plan to list was first announced in March. Together with our brands and partners, we are confident in delivering significant upside potential and long-term value for our shareholders as we continue to solidify our foundation in Europe and capture the many as-yet untapped opportunities in the North American and Asian markets.”

The transaction received strong support from a roster of investors ahead of the listing, including an aggregate US$193 million of fully committed PIPE subscription and forward purchase from Fosun International Limited, ITOCHU Corporation, Stella International Limited, Baozun Hong Kong Investment Limited, Golden A&A, Handsome Corporation and Aspex Master Fund. As announced previously, Fosun Fashion Holdings (Cayman) Limited also upsized its PIPE subscription investment from $38 million to approximately US$133 million, including the conversion of approximately US$95 million in existing shareholder loans and accrued interest into equity. In addition, Meritz Securities Co., Ltd made a US$50 million equity investment in the Group in a private placement.

She continued, “We have ambitious plans for the future. With over US$150 million raised in cash proceeds and no debt at the Group level, we are now more than ever well-positioned to accelerate growth across our portfolio with our unique proposition to transform heritage for tomorrow’s customers.”

Mr. Max Chen, Chairman and CEO of PCAC, and Partner of Primavera Capital, who has joined the LGHL’s Board of Directors, said: “We are proud to partner with Lanvin Group as LGHL moves forward as a public company. We are confident the Group will further develop its fast-growing global business to become a unique global luxury powerhouse by leveraging the rich heritage of its brand portfolio and its differentiated business strategy. We look forward to working together with the management team to support the growth of the company’s top-class luxury brands and create long-term value for shareholders.”

Building on its strong momentum in recent years, the Group strives to continue to drive the long-term sustainable growth of its portfolio brands through product category innovation, global retail expansion, and digital transformation. The Group will also leverage the expertise and resources of its strategic alliance of industry-leading partners along the luxury fashion value chain, coupled with its unparalleled access to the fastest-growing luxury fashion markets, to support the brands’ development across the world.

In the first six months of 2022, the Group recorded revenue of €202 million, representing industry-leading growth of 73%, compared to the same period in 2021, underscoring the success of its growth strategies.

Advisors

Cantor Fitzgerald & Co. is acting as exclusive financial advisor to Lanvin Group. Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC are acting as joint capital market advisors to Primavera Capital Acquisition Corporation. Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Cantor Fitzgerald & Co. are acting as joint placement agents on the PIPE.

DLA Piper is serving as legal advisor to Lanvin Group. Simpson Thacher & Bartlett LLP and Davis Polk & Wardwell LLP are serving as legal advisors to PCAC. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to the joint placement agents.

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Notes to Editor

The Group manages a portfolio of five iconic heritage brands:

•

Founded in 1889, Lanvin is the oldest operating French couture house. Building on its rich legacy, the brand has further deepened its presence in the fast-growing North American and Asian markets through retail expansion and digital transformation. A reimagined global product and merchandising strategy brings new focus to an elegant, avant-garde silhouette and attitude. The recent launch of the “Lanvin Character Studies” image campaign – a reflection on what Jeanne Lanvin called ‘the ultimate chic’ – underscores this evolution, marking a fundamental shift in visual aesthetics as the house prepares for its next chapter of growth.

•

Wolford, established in Austria in 1950, is one of the world’s leading brands and manufacturers of women’s skinwear in the upper premium segment. Having created the world’s first seamless nylon stockings in 1954, the hosiery specialist has continued to champion innovation and ventured into bodywear and athleisure with the introduction of The W collection in 2020. In recent years, it has launched acclaimed collaborations with Amina Muaddi, Alberta Ferretti, GCDS, Mugler and Sergio Rossi, among others.

•

Sergio Rossi is an Italian luxury shoemaker with exquisite know-how and heritage in footwear. In 2022, the made-in-Italy luxury brand joined hands with Area NYC and Wolford to launch exclusive capsules that showcased a synergy of expertise enhanced by modernity and innovation. It was also the Group’s first brand to have successfully transitioned onto the Group’s new shared digital platform powered by Shopify’s technologies in North America.

•

St. John is an American luxury house founded in 1962 on the premise of a simple, elegant, and versatile knit dress. The Southern California-based brand has evolved over the years, but the foundation of the collection remains the same today as it did from the very start – great American design, understated and timeless elegance, unsurpassed quality, and craftsmanship that has remained synonymous with powerful women doing the exceptional.

•

Founded by a Neapolitan tailor more than 60 years ago, Caruso has grown to become the reference player for luxury tailoring development and production and a long-term partner of the most iconic French, Italian and American Maisons. The company’s own brand, Caruso, is the pinnacle of its know-how, coupled with a Playful Elegance approach to menswear that has conquered loyal customers around the world through more than 200 exclusive luxury stores. Playful Elegance is proudly Made-in-Italy but knows no borders.

With over 390 years of combined history, these five brands have far-reaching global presence, operating in more than 80 countries with approximately 1,200 points of sales, 3,600 employees and over 300 retail stores across the world.

About Lanvin Group

Lanvin Group is a leading global luxury fashion group headquartered in Shanghai, China, managing iconic brands worldwide including Lanvin, Wolford, Sergio Rossi, St. John Knits, and Caruso. Harnessing the power of its unique strategic alliance of industry-leading partners in the luxury fashion sector, Lanvin Group strives to expand the global footprint of its portfolio brands and achieve sustainable growth through strategic investment and extensive operational know-how, combined with an intimate understanding and unparalleled access to the fastest-growing luxury fashion markets in the world. For more information about Lanvin Group, please visit www.lanvin-group.com, and to view our investor presentation, please visit www.lanvin-group.com/investor-relation/.

About Primavera Capital Acquisition Corporation

Primavera Capital Acquisition Corporation (NYSE: PV), is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. PCAC is an affiliate of Primavera, a leading alternative investment management firm. With offices in Beijing, Hong Kong, Singapore and Palo Alto, Primavera manages both USD and RMB funds for prominent financial institutions, sovereign wealth funds, pension plans, endowments, corporations and family offices around the world. As of November 30, 2022, it had assets under management of approximately US$17 billion. Primavera employs a flexible investment strategy comprised of buy-out/control-oriented, growth capital and restructuring investments. Having accumulated extensive experience in structuring and executing cross-border investment transactions, Primavera seeks to create long-term value for its portfolio companies by combining deep local connectivity in the Asia Pacific region with global experience and best practices. For more information, please visit www.primavera-capital.com.

Enquiries:

Media

Lanvin Group

FGS Global

Richard Barton +852 9301 2056/+41 79 922 7892 richard.barton@fgsglobal.com	Harry Florry +852 9818 2239 harry.florry@fgsglobal.com	Louis Hung +852 9084 1801 louis.hung@fgsglobal.com

Primavera Capital Acquisition Corporation

Primavera Capital Group: media@primavera-capital.com

FGS Global: primavera-hkg@fgsglobal.com

Investors

Lanvin Group

ir@lanvin-group.com

Primavera Capital Acquisition Corporation

Alex Ge

+852 3767 5068

chengyuan.ge@primavera-capital.com

Forward-Looking Statements

This press release, including the information contained herein (collectively, this “communication”) includes “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Lanvin Group, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the business combination with PCAC, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Lanvin Group and PCAC, which are all subject to change due to various factors. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements and financial forecasts and projections contained in this communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination with PCAC; the risk that the business combination with PCAC disrupts current plans and operations of the Group as a result of the announcement and consummation of the business combination with PCAC; the ability of the Lanvin Group to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; the inability to maintain the listing of the post-acquisition company’s securities on the NYSE following the business combination with PCAC; failure to realize the anticipated benefits of the business combination with PCAC; risk relating to the uncertainty of the projected financial information with respect to the Lanvin Group; general economic conditions and other factors affecting the Lanvin Group’s business; Lanvin Group’s ability to implement its business strategy; Lanvin Group’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on Lanvin Group’s business, Lanvin Group’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; disruptions and other impacts to Lanvin Group’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Lanvin Group’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Lanvin Group’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on Lanvin Group’s business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of LGHL’s registration statement on Form F-4, PCAC’s Annual Report on Form 10-K and other documents filed by LGHL or PCAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither PCAC nor Lanvin Group presently know, or that PCAC or Lanvin Group currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect PCAC’s and Lanvin Group’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or PCAC’s or Lanvin Group’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. PCAC and Lanvin Group anticipate that subsequent events and developments may cause their assessments to change. However, while LGHL, PCAC and Lanvin Group may elect to update these forward-looking statements at some point in the future, LGHL, PCAC and Lanvin Group specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by Lanvin Group nor PCAC or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing PCAC’s or Lanvin Group’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of Lanvin Group and PCAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Lanvin Group, PCAC or any other entity.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Websites

The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.